December 23, 2008 Supplement

SUPPLEMENT DATED DECEMBER 23, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
THE GLOBAL EQUITY PORTFOLIO
CLASS X and CLASS Y
Dated May 1, 2008

The Board of Trustees of Morgan Stanley Select Dimensions Investment Series (the “Fund”) approved (i) a Plan of Liquidation and Dissolution, pursuant to which substantially all of the assets of the Global Equity Portfolio (the “Portfolio”), a portfolio of the Fund, would be liquidated, known liabilities of the Portfolio satisfied and the remaining proceeds distributed to the Portfolio’s shareholders (the “Liquidation”) and (ii) termination of the Portfolio (the “Termination”). The Plan of Liquidation and Dissolution and the Termination are subject to the approval of shareholders of the Portfolio at a special meeting of shareholders scheduled to be held on April 3, 2009. A proxy statement formally detailing the proposal for the Liquidation and Termination will be distributed to shareholders of the Portfolio during the first quarter of 2009. If approved by shareholders, the Liquidation and Termination are expected to occur on or about April 24, 2009.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT SD GE 12/08